Exhibit 99.1
Joint Filer Information

Date of Event Requiring Statement:	July 31, 2011

Issuer Name and Ticker or Trading Symbol:	CoreSite Realty Corp [ COR ]

Designated Filer:	DBD Investors V Holdings, L.L.C.

Other Joint Filers:	TCG Holdings II, L.P.
TC Group Investment Holdings, L.P.
Carlyle Realty III, GP, L.L.C.
Carlyle Realty III, L.P.
CoreSite CRP III Holdings, LLC
Carlyle Realty V GP, L.L.C.
Carlyle Realty V, L.P.
CoreSite CRP V Holdings, LLC

Addresses:	The address of the principal business and principal office of each of DBD Investors V Holdings, L.L.C., TCG Holdings II, L.P., TC Group Investment Holdings, L.P., Carlyle Realty III, GP, L.L.C., Carlyle Realty III, L.P., CoreSite CRP III Holdings, LLC, Carlyle Realty V GP, L.L.C., Carlyle Realty V, L.P. and CoreSite CRP V Holdings, LLC is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.

Signatures:

Dated: August 2, 2011
TCG HOLDINGS II, L.P.

by: DBD Investors V, L.L.C., its General Partner by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

TC GROUP INVESTMENT HOLDINGS, L.P.

by: TCG Holdings II, L.P., its General Partner by: DBD Investors V, L.L.C., its General Partner by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CARLYLE REALTY III, GP, L.L.C.

by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CARLYLE REALTY III, L.P.

by: Carlyle Realty III, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CORESITE CRP III HOLDINGS, LLC

by: Carlyle Realty III, L.P., its Managing Member
by: Carlyle Realty III, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CARLYLE REALTY V GP, L.L.C.

by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CARLYLE REALTY V, L.P.

by: Carlyle Realty V, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director

CORESITE CRP V HOLDINGS, LLC

by: Carlyle Realty V, L.P., its Managing Member
by: Carlyle Realty V, GP, L.L.C., its General Partner
by: TC Group Investment Holdings, L.P., its Managing Member
by: TCG Holdings II, L.P., its General Partner
by: DBD Investors V, L.L.C., its General Partner
by: DBD Investors V Holdings, L.L.C., its Managing Member

by: /s/ R. Rainey Hoffman, attorney-in-fact Name: David M. Rubenstein Title: Managing Director